Significant accounting policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
2. Significant accounting policies

a.	Basis of presentation

The consolidated and combined carve-out financial statements are prepared in accordance with United States generally accepted accounting principles (“US GAAP”). All inter-company balances and transactions are eliminated.

As of August 13, 2014, financial statements of the Partnership are consolidated since it was a separate legal entity owning the interests in the subsidiaries and joint ventures. At the closing of the IPO, the transfer of the interests was recorded at Höegh LNG’s consolidated book values. Prior to that date, the income statement, balance sheet and cash flows, as converted to US GAAP, have been carved out of the consolidated financial statements of Höegh LNG and are presented on a combined carve-out basis for the Combined Entities. The combined carve-out financial statements include the related assets, liabilities, revenues, expenses and cash flows directly attributable to Hoegh LNG Lampung Pte. Ltd. and PT Hoegh LNG Lampung. In addition, the investment in 50% of the joint ventures using the equity method of accounting, and the related advances to joint ventures and interest income on the advances, are included in the consolidated and combined carve-out financial statements. The combined carve-out financial statements prior to August 13, 2014, also include allocations of certain administrative expenses.

Included in the combined carve-out equity as of August 12, 2014, were amounts related to promissory notes and related accrued interest due to Höegh LNG. Höegh LNG’s receivables for the promissory notes and related accrued interest of the Partnership’s subsidiaries were contributed to the Partnership as part of the Formation transactions. Refer to note 3 for additional discussion of the contribution. As a result, the liabilities of the Partnership’s subsidiaries are eliminated on consolidation since they were no longer external liabilities to the Partnership. Accordingly, this is equivalent to not transferring the subsidiaries’ liabilities to the Partnership. Therefore, the corresponding amounts have been eliminated for the Partnership’s opening equity position as of August 12, 2014. Details of the liabilities eliminated are as follows:

(in thousands of U.S. dollars)	As of August 12, 2014
Accrued interest on $48.5 million Promissory note due to Höegh LNG transferred to Partnership	$(1,684)
Accrued interest on $101.5 million Promissory note due to Höegh LNG transferred to Partnership	(2,947)
$40.0 million Promissory note and accrued interest due to Höegh LNG transferred to Partnership	(41,168)
Elimination to equity as of August 12, 2014	$45,799

It has been determined that PT Hoegh LNG Lampung, SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd. are variable interest entities. A variable interest entity (“VIE”) is defined by US GAAP as a legal entity where either (a) the voting rights of some investors are not proportional to their rights to receive the expected residual returns of the entity, their obligations to absorb the expected losses of the entity, or both, and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards. The guidance requires a VIE to be consolidated if any of its interest holders are entitled to a majority of the entity's residual returns or are exposed to a majority of its expected losses.

Based upon the criteria set forth in US GAAP, the Partnership has determined that PT Hoegh LNG Lampung is a VIE, as the equity holders, through their equity investments, may not participate fully in the entity's expected residual returns and substantially all of the entity's activities either involve, or are conducted on behalf of, the Partnership. The Partnership is the primary beneficiary, as it has the power to make key operating decisions considered to be most significant to the VIE and receives all the expected benefits or expected losses. Therefore, 100% of the assets, liabilities, revenues and expenses of PT Hoegh LNG Lampung are included in the consolidated and combined carve-out financial statements. Dividends may only be paid if the retained earnings are positive under Indonesian law and requirements are fulfilled under the Lampung facility. Refer to note 14. As of December 31, 2014, PT Hoegh LNG Lampung has negative retained earnings and therefore cannot make dividend payments under Indonesia law. Under the Lampung facility, there are limitations on cash dividends and loans that can be made to the Partnership. As of December 31, 2014, restricted net assets of the consolidated subsidiaries were $113.4 million.

In addition, the Partnership has determined that the two joint ventures, SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd., are VIEs since each entity did not have a sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support at the time of its initial investment. The entities have been financed with third party debt and subordinated shareholders loans. The Partnership is not the primary beneficiary, as the Partnership cannot make key operating decisions considered to be most significant to the VIEs, but has joint control with the other equity holders. Therefore, the joint ventures are accounted for under the equity method of accounting as the Partnership has significant influence. The Partnership's carrying value is recorded in advances to joint ventures and accumulated losses of joint ventures in the consolidated and combined carve-out balance sheets. For SRV Joint Gas Ltd., the Partnership had a receivable for the advances of $9.8 million and $12.6 million, respectively, and the Partnership’s accumulated losses or its share of net liabilities were $28.4 million and $26.0 million, respectively, as of December 31, 2014 and 2013. The Partnership's carrying value for SRV Joint Gas Two Ltd., consists of a receivable for the advances of $9.1 million and $11.9 million, respectively, and the Partnership’s accumulated losses or its share of net liabilities of $31.2 million and $28.3 million, respectively, as of December 31, 2014 and 2013. The major reason that the Partnership’s accumulated losses in the joint ventures are net liabilities is due to the fair value adjustments for the interest rate swaps recorded as liabilities on the combined balance sheets of SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd. The maximum exposure to loss is the carrying value of the receivables, which is subordinated to the joint ventures’ long-term bank debt, the investments in the joint ventures (accumulated losses), as the shares are pledged as security for the joint ventures’ long-term bank debt and Höegh LNG’s commitment under long-term bank loan agreements to fund its share of drydocking costs and remarketing efforts in the event of an early termination of the charters. Dividend distributions require a) agreement of the other joint venture owners; b) fulfilment of requirements of the long-term bank loans; c) and under Cayman Islands law may be paid out of profits or capital reserves subject to the joint venture being solvent after the distribution.

b.	Carve-out principles

For the period from January 1, 2014 to August 12, 2014 (the date of the IPO) and for the years ended December 31, 2013 and 2012, the combined carve-out financial statements presented herein have been carved out of the consolidated financial statements of Höegh LNG and adjusted to be in accordance with US GAAP.

These combined carve-out financial statements include the assets, liabilities, revenues, expenses and cash flows directly attributable to Hoegh LNG Lampung Pte. Ltd. and PT Hoegh LNG Lampung . In addition, the investment in 50% of the joint ventures, the related advances to joint ventures and interest income on the advances are included in the combined carve-out financial statements.

The combined carve-out financial statements include the financial statements of Hoegh LNG Lampung Pte. Ltd. and PT Hoegh LNG Lampung since the dates of their inception. Hoegh LNG Lampung Pte. Ltd. and PT Hoegh LNG Lampung were incorporated on May 31, 2013 and December 10, 2012, respectively. Prior to October 1, 2013, the investment in the PGN FSRU Lampung and the Mooring were not included in a single purpose entity or accounted for as a discrete unit, but held by a subsidiary of Höegh LNG. From October 1, 2013, the PGN FSRU Lampung , the Mooring and all associated contracts are included in PT Hoegh Lampung Pte. Ltd.

Höegh LNG’s accounting system tracks capital expenditures and expenses by project code, including the capitalized cost of newbuilding and projects under construction, administration costs for those working on such projects through Höegh LNG’s time-write system, commitment fees and deferred debt issuance cost for related financing and certain deferred charges related to contracts. Höegh LNG’s time-write system records project team and administration staff hours worked on specific vessels or by project code for purposes on recording associated staff costs and overhead. Accordingly, for periods prior to October 1, 2013, the capitalized cost of the newbuilding, construction contract revenues related to the Mooring, associated costs and related balances have been specifically identified based on project codes for purpose of preparing the combined carve-out financial statements.

Cash, working capital items, amounts due to owners and affiliates and equity balances are not tracked by project code. Cash and restricted cash were not allocated to the carve-out financial statements unless specific accounts were identified specifically related to the project. Working capital items and accruals were reviewed at the transaction level to identify those specifically related to the newbuilding, the Mooring or the associated contracts. The share of loans due to owners and affiliates related to the financing of the construction in progress and the related interest expense have been allocated to the combined carve-out financial statements.

In addition, there are administrative expenses of Höegh LNG that cannot be attributed to a specific vessel or project directly. The administrative expenses include undistributed corporate and segment management and administrative staffs salary expenses and benefits, and general and administrative expenses. These administrative expenses have been allocated to the combined carve-out financial statements based on the number of vessels, newbuildings and business development projects in Höegh LNG’s fleet, joint ventures and operations.

Related parties have provided the commercial and technical services for the FSRUs, including supervision of newbuilding, and employ the crews that work on the FSRUs. Accordingly, neither the Combined Entities nor the Partnership are liable for any pension or post retirement benefits, since they have no direct employees.

Income tax expense has been allocated to the Combined Entities on a separate returns basis.

Management has deemed the allocations reasonable to present the financial position, results of operations, and cash flows of the Partnership on a stand-alone basis. However, the financial position, results of operations and cash flows of the Partnership may differ from those that would have been achieved had the Partnership operated autonomously for all years presented as the Partnership would have had additional administrative expenses, including legal, accounting, treasury and regulatory compliance and other costs normally incurred by a listed public entity. Accordingly, the consolidated and combined carve-out financial statements do not purport to be indicative of the future financial position, results of operations or cash flows of the Partnership.

c.	Significant accounting policies

Certain of the accompanying consolidated and combined carve-out financial statements have been restated. The nature of the restatements and the effect on the restated line items is discussed in note 2d. In addition, certain disclosures in the following notes have been restated to be consistent with the consolidated and combined carve-out financial statements.

Foreign currencies

The reporting currency in the consolidated and combined carve-out financial statements is the U.S. dollar, which is the functional currency of the FSRU-owning entities. All revenues are received in U.S. dollars and a majority of the Partnership's expenditures for investments and all of the long-term debt are denominated in U.S. dollars. Transactions denominated in other currencies during the year are converted into U.S. dollars using the exchange rates in effect at the time of the transactions. Monetary assets and liabilities that are denominated in currencies other than the U.S. dollar are translated at the exchange rates in effect at the balance sheet date. Resulting gains or losses are reflected in the accompanying consolidated and combined carve-out statements of income.

Time charter revenues and related expenses

Time charter revenues:

Revenue arrangements may include the right to use FSRUs for a stated period of time that meet the criteria for lease accounting, in addition to providing a time charter service element. Time charter revenues consist of charter hire payments under time charters, fees for providing time charter services, fees for reimbursement for actual vessel operating expenses, certain tax elements and drydocking costs borne by the charterer on a pass through basis, as well as fees for the reimbursement of certain vessel modifications or other costs (such as reimbursement of certain taxes) borne by the charterer. Time charter revenues are presented net of any value added tax (“VAT”) or other tax.

The lease element of time charters accounted for as operating leases and any upfront payments for amounts reimbursed by the charterer are recognized on a straight line basis over the term of the charter.

The lease element of time charters that are accounted for as direct financing leases is recognized over the lease term using the effective interest rate method and is included in time charter revenues. Direct financing leases are reflected on the balance sheets as net investments in direct financing leases. The time charter for the PGN FSRU Lampung is accounted for as a direct financing lease.

Revenues for the lease element of time charters are not recognized for days that the FSRUs are off hire.

Fees for providing time charter services, reimbursements for actual vessel operating expenses or other costs are recognized as revenues as services are performed or the actual costs are incurred. Revenues for the time charter services element are not recognized for days that the FSRUs are off-hire.

Upfront payments of fees for reimbursement of drydocking costs are recognized on a straight line basis over the period to the next drydocking.

Related expenses:

Voyage expenses include bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls and agency fees. Voyage expenses are all expenses unique to a particular voyage and when a vessel is on hire under time charters are the responsibility of, and paid directly by the charterers and not included in the income statement. When the vessel is off-hire, voyage expenses, principally fuel, may also be incurred and are paid by the FSRU-owning entity.

Vessel operating expenses, reflected in expenses in the income statement, include crewing, repairs and maintenance, insurance, stores, lube oils, communication expenses, and management fees. When the vessel is on hire, vessel operating expenses are invoiced as fees to the charterer. When the vessel is off-hire, vessel operating expenses are not invoiced to the charterer.

Voyage expenses, if applicable, and vessel operating expenses are expensed when incurred.

Construction revenues and related expenses

For fixed price construction contracts, when the outcome can be estimated reliably, construction contract revenues are recognized based on the percentage of completion method using the ratio of costs incurred to estimated total costs multiplied by the total estimated contract revenue. Revenue from change orders, if any, is not recognized until agreed in writing by the owner. As the percentage of completion method relies on the substantial use of estimates, estimates may be revised throughout the life of a construction contract. The construction cost incurred and estimates to complete on construction contracts are reviewed, at a minimum, on a quarterly basis, as well as when information becomes available that would necessitate a review of the current estimate. Adjustments to estimates for a contract's estimated costs at completion and estimated profit or loss often are required as experience is gained, and as more information is obtained, even though the scope of work required under the contract may not change. The impact of such changes to estimates is made on a cumulative basis in the period when such information has become known. Expected losses on contracts are fully recognized as soon as they are identified.

Construction contract expenses include direct costs on contracts, including project management, labor and materials, amounts payable to subcontractors and capitalized interest.

Insurance and other claims

Insurance claims for property damage are recorded, net of any deductible amounts, for recoveries up to the amount of loss recognized when the claims submitted to insurance carriers are probable of recovery. Claims for property damage in excess of the loss recognized and for loss of revenue during off-hire, whether from insurance providers or indemnification from Höegh LNG, are considered gain contingencies, which are recognized when the proceeds are received.

Indemnification proceeds from Höegh LNG that cover the Partnership’s costs are accounted for following the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) Topic 1.B and SAB Topic 5. T. SAB Topic 1.B provides that the separate financial statements of a subsidiary should reflect any costs of its operations which are incurred by the owner on its behalf. SAB Topic 5.T provides that costs should be reflected as an expense in the subsidiary's financial statements with a corresponding credit to contributed equity.

Income taxes

Income taxes are based on a separate return basis. Income taxes are accounted for using the liability method.

Deferred tax assets and liabilities are recognized for the tax consequences of temporary differences between the tax and the book bases of assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Benefits of uncertain tax positions are recognized when it is more-likely-than-not that a tax position taken in a tax return will be sustained upon examination based on the technical merits of the position. If the more-likely-than-not recognition criterion is met, a tax position is measured based on the cumulative amount that is more-likely-than-not of being sustained upon examination by tax authorities to determine the amount of benefit to be recognized in the consolidated and combined carve-out financial statements. Interest and penalties related to uncertain tax positions is recognized in income tax expense in the consolidated and combined carve-out statement of income.

Cash and cash equivalents

Cash, banks deposits, time deposits and highly liquid investments with original maturities of three months or less are recognized as cash and cash equivalents.

Restricted cash

Restricted cash includes balances deposited with a bank as required under debt facilities to settle withholding and other tax liabilities and other current obligations of the entity, principal and interest payments as required by the debt facilities and collateral for a letter of credit related to potential delay liquidated damages to PGN. Restricted cash is classified as long-term when the settlement or collateral period is more than 12 months from the balance sheet date. Classification of restricted cash in the consolidated and combined carve-out statements of cash flows is as an operating, investing or financing activity when the purpose of the restriction is directly related to operations, an investment or as collateral for borrowings, respectively.

Trade receivables and allowance for doubtful accounts

Trade receivables are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is management’s best estimate of the amount of probable credit losses in existing accounts receivable based on historical write-off experience and customer economic data. Account balances are charged off against the allowance when management believes that the receivable will not be recovered. The allowance for doubtful accounts was $0 for the year ended December 31, 2014.

Unbilled construction contract income

Unbilled construction contract income includes accrued revenue on construction contracts.

Deferred debt issuance costs

Debt issuance costs, including arrangement fees and legal expenses, are deferred and presented as deferred debt issuance cost in the consolidated and combined carve-out balance sheet and amortized on an effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included as a component of interest expense. If a loan or part of a loan is repaid early, any unamortized portion of the deferred debt issuance costs is recognized as interest expense proportionate to the amount of the early repayment in the period in which the loan is repaid.

Deferred charges

Deferred charges consist primarily of contract origination costs related directly to the negotiation and consummation of the time charter and are amortized over the term of the time charter. For direct financing leases, origination costs related to the time charter are reclassified to net investment in direct financing lease and amortized over the lease term using the effective interest method.

Investments in (accumulated losses) and advances to joint ventures

Investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for the Partnership’s proportionate share of earnings or losses and dividend distributions. As of December 31, 2014 and 2013, the Partnership had an accumulated share of losses and the balance is classified on the consolidated and combined carve-out balance sheet as a liability on the line item accumulated losses of joint ventures.

Advances to joint ventures represent loan receivables due from the joint ventures and are recorded at cost.

Investments in joint ventures are evaluated for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other-than-temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated and combined carve-out statement of income.

Loan receivables are impaired when, based on current information and events, it is probable that the full amount of the receivable will not be collected. The amount of the impairment is measured as the difference between the present value of expected future cash flows discounted at the loan’s effective interest rate and the carrying amount. The resulting impairment amount is recognized in earnings.

Vessels

All costs incurred during the construction of newbuildings, including interest and supervision and technical costs, are capitalized. Vessels are stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 35 years for the FSRUs.

Modifications to the vessels, including the addition of new equipment, which improves or increases the operational efficiency, functionality or safety of the vessels are capitalized. These expenditures are amortized over the estimated useful life of the modification.

Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Drydocking expenditures are capitalized when incurred and amortized over the period until the next anticipated drydocking. For vessels that are newly built, the "built-in overhaul" method of accounting is applied. Under the built-in overhaul method, costs of the newbuilding are segregated into costs that should be depreciated over the useful life of the vessel and costs that require drydocking at periodic intervals. The drydocking component is amortized until the date of the first drydocking following the delivery, upon which the actual drydocking cost is capitalized and the process is repeated. Costs of drydocking incurred to meet regulatory requirements or improve the vessel’s operating efficiency, functionality or safety are capitalized. Costs incurred related to routine repairs and maintenance performed during dry docking is expensed.

Impairment of long-lived assets

Vessels are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. When such events or changes in circumstances are present, the recoverability of vessels are assessed by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the vessel’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. An impairment loss is recognized based on the excess of the carrying amount over the fair value of the vessel.

Derivative instruments

Interest rate swaps are used for the management of interest rate risk exposure. The interest rate swaps have the effect of converting a portion of the outstanding debt from a floating to a fixed rate over the life of the transactions.

All derivative instruments are initially recorded at fair value as either assets or liabilities in the consolidated and combined carve-out balance sheet and are subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the contract qualifies for hedge accounting.

For derivative financial instruments that are not designated or that do not qualify for hedge accounting, the changes in the fair value of the derivative financial instruments are recognized in earnings. In order to designate a derivative as a cash flow hedge, formal documentation of the relationship between the derivative and the hedged item is required. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge.

For derivative financial instruments qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded in other comprehensive income as a component of total equity. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses or amortization on the derivative that are excluded from the assessment of hedge effectiveness. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from accumulated other comprehensive income to the corresponding earnings line item in the consolidated and combined carve-out statement of income. If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in accumulated other comprehensive income remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. gain (loss) on derivative financial instruments) in the consolidated and combined carve-out statement of income. If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings line item in the consolidated and combined carve-out statement of income.

Prepaid and deferred revenue

Prepaid revenue includes prepayments of fees for charter hire, vessel operating expenses or other future services. Deferred revenues include payments from charterers for certain vessel modifications which is amortized over the charter or other reimbursements not meeting revenue recognition criteria.

Use of estimates

The preparation of financial statements in accordance with US GAAP requires that management make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates subject to such estimates and assumptions include revenue recognition, the useful lives of vessels, drydocking and the percentage of completion related to the Mooring.

Recent accounting pronouncements

There are no recent accounting pronouncements, whose adoption had a material impact on the consolidated and combined carve-out financial statements in the current year. In May 2014, a new accounting standard, Revenue from Contracts with Customers, was issued by the Financial Accounting Standards Board. Under the new standard, revenue for most contracts with customers will be recognized when promised goods or services are transferred to customers in an amount that reflects consideration that the entity expects to be entitled, subject to certain limitations. The scope of this guidance does not apply to leases, financial instruments, guarantees and certain non-monetary transactions. The standard is effective for annual periods beginning after December 15, 2016 and early adoption is not permitted. The Partnership is currently assessing the impact the adoption this standard will have on the consolidated and combined carve-out financial statements.

d.	Restatement of previously issued financial statements

The consolidated and combined carve-out financial statements for the years ended December 31, 2014 and 2013 have been restated for the following items. There is no effect related to these items impacting the year ended December 31, 2012 or to the total equity at the beginning of the earliest period presented.

1.	Value added taxes (“VAT”), withholding taxes (“WHT”) and other

The Partnership announced in August 2015 that it was reviewing its accounting treatment for certain Indonesian value added tax (“VAT”) and Indonesian withholding tax (“WHT”) transactions for the years ended December 31, 2014 and 2013. All of the VAT and WHT restatement adjustments relate to our subsidiary, PT Hoegh LNG Lampung. In completing the review and reconciliation procedures during 2015, certain VAT balances recorded to the consolidated and combined carve-out balance sheet raised concerns about the appropriateness of the accounting treatment for VAT. The review and reconciliation procedures were subsequently expanded to include WHT balances. In the course of its review, the Partnership also completed a detailed analysis to confirm that all VAT and WHT transactions had been properly reported to Indonesian tax authorities.

Errors in accounting treatment of VAT and WHT

In Indonesia, the general rule is that VAT paid on supplier invoices is creditable (“creditable VAT”) against VAT received on customer invoices in determining the net amount of VAT due to the Indonesian tax authorities. The proper accounting treatment for creditable VAT paid on supplier invoices is to record it as a receivable on the balance sheet since it reduces the VAT liability due to the tax authorities on VAT received for customer invoices. However, prior to the start-up of revenue generating activities, VAT on most supplier invoices is non-creditable (“non-creditable VAT”). As a result, non-creditable VAT paid to the tax authorities on supplier invoices cannot subsequently be credited against VAT received on customer invoices. The proper accounting is to record non-creditable VAT as part of the expense of the associated supplier invoices or to capitalize it as a component of the asset to which it relates. Non-creditable VAT was incorrectly recorded as a VAT receivable in the Partnership’s consolidated and combined carve-out balance sheets for the years ended December 31, 2014 and 2013. Non-creditable VAT should have been recorded as components of vessel operating expenses, construction contract expenses, administrative expenses, newbuilding (net investment in direct financing lease) or deferred debt issuance cost.

In addition, due to the understanding reached with the charterer releasing it from the obligation to pay the charter invoices for September and October 2014 (refer to note 20), a correction to expense the VAT associated with the invoices that were not payable from the charterer was required. Following PT Hoegh LNG Lampung’s inquiry process with the Indonesian tax authorities on the proper basis for applying VAT to the construction contract invoices related to the Mooring, an adjustment of approximately $6.2 million was recorded to increase the trade receivables from the charterer and VAT liabilities due to the Indonesian tax authorities on the consolidated and combined carve-out balance sheet.

In Indonesia, WHT is due to be paid on supplier invoices from foreign vendors providing services, goods and financing depending upon applicable tax treaties. The proper accounting treatment is to record WHT as an expense of the period, as other items, net, or a component of the capitalized asset (newbuilding (net investment in direct financing lease) or deferred debt issuance cost). Certain tax amounts are also required to be withheld by the charterer on payments of the time charter /customer invoices. The Partnership’s accounting policy is to record its revenues net of taxes. WHT paid on supplier invoices and withheld on time charter invoices was incorrectly recorded to a liability account in the consolidated and combined carve-out balance sheet.

PT Hoegh LNG Lampung uses an external service provider to complete filings for VAT and WHT to the Indonesian tax authorities as a basis for settlement of its VAT and WHT liabilities. The accuracy of the filings submitted to the tax authorities is dependent on PT Hoegh LNG Lampung providing the external service provider with transaction information for the VAT and WHT computation. In the course of its review, the Partnership identified certain VAT and WHT amounts that had not been previously reported. Amendments to the previous VAT and WHT filings have been made to the Indonesian tax authorities and the impact, including penalties imposed by the Indonesian tax authorities, recorded as part of the restatement adjustments.

Pursuant to the omnibus agreement with Höegh LNG, the Partnership is indemnified by Höegh LNG for non-budgeted, non-creditable Indonesian VAT and non-budgeted Indonesian WHT, and any related impact on cash flow for the periods as further described in note 17.

Related adjustments

As a consequence of the reimbursable nature of certain VAT and WHT under PT Hoegh LNG Lampung’s time charter, related adjustments are required for revenue recognition as follows:

Related adjustments to revenues: Under terms of its time charter, PT Hoegh LNG Lampung is reimbursed by the charterer for Indonesian corporate income taxes, WHT on certain interest expenses, certain services and dividends and all Indonesian taxes, including VAT, related to the Mooring. During 2014, the charterer was invoiced for an estimate of the reimbursement of applicable taxes (the “Tax element”) which is subject to a final settlement pending an audit process to compare the invoiced Tax element to actual applicable taxes incurred. The revenue on the Tax element was recognized in the consolidated and combined carve-out income statements only to the extent that applicable taxes were identified as incurred during the applicable period. The remaining invoiced Tax element was deferred pending the completion of the audit process. As of November  30, 2015, the date of the filing of these restated financial statements, the final settlement of the Tax element has not been completed. As a result of identifying additional VAT related to the Mooring and WHT expenses recorded as part of the restatement adjustments, previously deferred revenues for the Tax element have been recognized as revenue in the restatement adjustments for the additional actual taxes incurred to the extent that such revenues are deemed fixed and determinable.

As discussed in note 20, the Partnership was indemnified by Höegh LNG for hire rate, taxes and VAT payments not received under PT Hoegh LNG Lampung’s time charter for September and October 2014. The Partnership received indemnification payments from Höegh LNG in September and October 2014, respectively, for the September and October 2014 invoices not paid by the charterer of $6.5 million and $6.7 million, respectively. The Partnership originally recognized part of the payments from Höegh LNG for September and October 2014 as revenue, net of certain deferrals related to part of the tax element and VAT. As a result of identifying additional VAT and WHT expenses recorded as part of the restatement, restatement adjustments include recognition of previously deferred indemnification revenues of approximately $4.9 million. After the restatement adjustments, all of the indemnification payments for the September and October 2014 invoices have been recognized as revenue and there is no remaining deferred indemnification on the consolidated and combined carve-out balance sheet. For additional information on the accounting for the indemnification of the loss of hire, refer to note 2 c. significant accounting policies on insurance and other claims.

Adjustments to revenue that were associated with Indonesian VAT and WHT related to the Mooring have been included in the construction contract revenues. All other adjustments to revenue are included in the time charter revenues or other revenues. As a result of restating the total estimated construction contract expenses and revenues, the computation of the percentage of completion method has been restated. For additional information on the percentage of completion method, refer to note 2 c. significant accounting policies on construction revenues and related expenses.

Reclassification and tax adjustments: As the Partnership completed its review of the financial reporting for PT Hoegh LNG Lampung, it identified certain other corrections related to PT Hoegh LNG Lampung for 2014. The main correction was related to a reclassification between vessel operating expenses and administrative expenses. The correction recorded resulted in a decrease in vessel operating expenses and an offsetting increase in administrative expenses for the year ended December 31, 2014. In addition, when the Indonesian tax advisors completed the computation of the tax loss carryforward based upon the restated results for PT Hoegh LNG Lampung the for the year ended December 31, 2014, they altered the tax treatment of a component of the losses on derivative instruments compared with the original tax computation for the year ended December 31, 2014. The tax advisors had subsequently identified a private Indonesian tax ruling indicating that all of the gains and losses on derivative instruments were not tax deductible. As a result, the Partnership has re-evaluated the recognition of the deferred tax asset and associated valuation allowance recorded as a component of other comprehensive income in equity related to the derivative instrument. The net impact of the restatement adjustment increased the deferred tax asset and the income tax benefit recorded to other comprehensive income by $0.1 million. The deferred tax asset on the temporary difference was reduced by approximately $0.2 million which was more than offset by the reduction in the valuation allowance of $0.3 million.

2.	Indirect adjustments related to VAT and WHT

In addition to the related adjustments described below, the restatement adjustments related to VAT and WHT, impacted the capitalized cost of  PT Hoegh LNG Lampung’s newbuilding (net investment in direct financing lease) (refer to note 12) and deferred debt issuance cost related to the Lampung facility (refer to notes 10 and 14) and the basis for computing the revenue for the direct financing lease and amortization of debt issuance cost. The lease element of PT Hoegh LNG Lampung’s time charter is accounted for as a direct financing lease (refer to note 2 c. significant accounting policies on time charter revenues). As a result of the restatement adjustments described above, the effective interest rate method was recalculated for the revenue for the direct financing lease and for the amortization of the deferred debt issuance cost. The changes in accounting for the resulting amortization of the direct financing lease and the deferred debt issuance cost do not affect or the Partnership’s cash flows or liquidity.

3.	Impact on earnings per unit

The earnings per unit for the period ended December 31, 2014 is based on Post-IPO net income for the period from August 12, 2014 (the date of the Partnership’s IPO) to December 31, 2014. The net income attributable to the unitholders of the Partnership was originally reported as $13,195. The restated net income attributable to the unitholders of the Partnership was $13,255 reflecting net restatement adjustments of $60. As a result of the small net adjustments for this period of 2014, the earnings per unit, as rounded, did not change from the as reported figure to the as restated figure.

For a summary of the impact of the adjustments to Pre-IPO and Post-IPO net income for the years ended December 31, 2014 and 2013 refer to page F-27. This page also provides the summary impact of the adjustments to total equity and comprehensive income for the years ended December 31, 2014 and 2013.

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statement of income:

	Year ended December 31, 2014
		Adjustments
(in thousands of U.S. dollars, except per unit amounts)	As reported	VAT, WHT and other	Indirect adjustments	As restated
REVENUES
Time charter revenues	$20,918	1,339	(30)	$22,227
Construction contract revenues	49,277	2,591	—	51,868
Other Revenue	—	474	—	474
Total revenues	70,195	4,404	(30)	74,569
OPERATING EXPENSES
Voyage expenses	(1,139)	—	—	(1,139)
Vessel operating expenses	(5,297)	(900)	—	(6,197)
Construction contract expenses	(35,384)	(3,186)	—	(38,570)
Administrative expenses	(11,656)	(910)	—	(12,566)
Depreciation and amortization	(1,317)	—	—	(1,317)
Total operating expenses	(54,793)	(4,996)	—	(59,789)
Equity in earnings (losses) of joint ventures	(5,330)	—	—	(5,330)
Operating income	10,072	(592)	(30)	9,450
FINANCIAL INCOME (EXPENSES), NET
Interest income	4,959	—	—	4,959
Interest expense	(9,590)	—	(75)	(9,665)
Gain (loss) on derivative financial instruments	(161)	—	—	(161)
Other items, net	(2,366)	(422)	—	(2,788)
Total financial income (expense), net	(7,158)	(422)	(75)	(7,655)
Income (loss) before tax	2,914	(1,014)	(105)	1,795
Income tax expense	(505)	24	—	(481)
Net income (loss)	$2,409	(990)	(105)	$1,314

Earnings per unit
Common unit public (basic and diluted)	$0.50			$0.50
Common unit Höegh LNG (Basic and diluted)	$0.50			$0.50
Subordinated unit (basic and diluted)	$0.50			$0.50

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statement of comprehensive income:

	Year ended December 31, 2014
		Adjustments
(in thousands of U.S. dollars, except per unit amounts)	As reported	VAT, WHT and other	Indirect adjustments	As restated
Net income	$2,409	(990)	(105)	$1,314
Unrealized losses on cash flow hedge	(10,159)	—	—	(10,159)
Income tax benefit	1,890	94	—	1,984
Other comprehensive income	(8,269)	94	—	(8,175)
Comprehensive income (loss)	$(5,860)	(896)	(105)	$(6,861)

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out balance sheet:

	As at December 31, 2014
		Adjustments
	As reported	VAT, WHT and other	Indirect adjustments	As restated
ASSETS
Current assets
Cash and cash equivalents	$30,477	—	—	$30,477
Restricted cash	21,935	—	—	21,935
Trade receivables	—	6,189	—	6,189
Deferred debt issuance cost	2,603	(29)	—	2,574
Current portion of net investment in direct financing lease	2,809	85	—	2,894
Current deferred tax asset	318	25	—	343
Prepaid expenses and other receivables	5,091	(4,527)	—	564
Other current assets	149,906	—	—	149,906
Total current assets	213,139	1,743	—	214,882
Long-term assets
Restricted cash	15,184	—	—	15,184
Deferred debt issuance cost	11,974	(343)	(75)	11,556
Net investment in direct financing lease	292,379	120	(30)	292,469
Long-term deferred tax asset	1,572	95	—	1,667
Other long-term assets	21,626	(6,177)	—	15,449
Other equipment and advances to joint ventures	12,341	—	—	12,341
Total long-term assets	355,076	(6,305)	(105)	348,666
Total assets	$568,215	(4,562)	(105)	$563,548
LIABILITIES AND EQUITY
Current liabilities
Value added and withholding tax liability	835	2,231	—	3,066
Accrued liabilities and other payables	19,201	(5,836)	—	13,365
Other current liabilities	31,088	—	—	31,088
Total current liabilities	51,124	(3,605)	—	47,519
Total long-term liabilities	279,651	—	—	279,651
Total liabilities	330,775	(3,605)	—	327,170
Total equity	237,440	(957)	(105)	236,378
Total liabilities and equity	$568,215	(4,562)	(105)	$563,548

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statements of cash flows:

	For the year ended December 31, 2014
		Adjustments
	As reported	VAT, WHT and other	Indirect adjustments	As restated
OPERATING ACTIVITIES
Net income	$2,409	(990)	(105)	$1,314
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	1,317	—	—	1,317
Equity in earnings of joint ventures	5,330	—	—	5,330
Changes in accrued interest income on advances to joint ventures and demand note	(4,349)	—	—	(4,349)
Amortization and write off of deferred debt issuance cost	4,287	—	75	4,362
Changes in accrued interest expense	1,146		—	1,146
Refundable value added tax liability on import	(23,401)	(2,897)	—	(26,298)
Net currency exchange losses (gains)	—	(271)	—	(271)
Unrealized loss on financial instruments	161	—	—	161
Other adjustments	59	(24)	—	35
Changes in working capital:
Restricted cash	(21,935)	(245)	—	(22,180)
Trade receivables	—	(6,115)	—	(6,115)
Unbilled construction contract income	54,473	701	—	55,174
Prepaid expenses and other receivables	(4,503)	4,529	—	26
Trade payables	864	—	—	864
Amounts due to owners and affiliates	6,019	—	—	6,019
Value added and withholding tax liability	(2,459)	10,119	—	7,660
Accrued liabilities and other payables	9,622	(5,841)	—	3,781
Net cash provided by (used in) operating activities	29,040	(1,034)	(30)	27,976

INVESTING ACTIVITIES
Expenditure for newbuildings and other equipment	(170,755)	(151)	—	(170,906)
Demand note made to Höegh LNG	(140,000)	—	—	(140,000)
Receipts from repayment of principal on advances to joint ventures	6,666	—	—	6,666
Receipts from repayment of principal on direct financing lease	1,311	—	30	1,341
(Increase) decrease in restricted cash	10,700	—	—	10,700
Net cash provided by (used in) investing activities	$(292,078)	(151)	30	$(292,199)

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statements of cash flows:

	For the year ended December 31, 2014
		Adjustments
	As	VAT, WHT	Indirect
	reported	and other	adjustments	As restated
FINANCING ACTIVITIES
Proceeds from long-term debt	$257,099	—	—	$257,099
Proceeds from amounts due to owners and affiliates	10,193	—	—	10,193
Proceeds from loans and promissory notes due to owners and affiliates	650	—	—	650
Repayment of long-term debt	(44,766)	—	—	(44,766)
Repayment of amounts due to owners and affiliates	(25,400)	—	—	(25,400)
Repayment of loans and promissory notes due to owners and affiliates	(49,150)	—	—	(49,150)
Contributions from (distributions to) owner	(11,198)	—	—	(11,198)
Customer loan for funding of value added liability on import	26,297	—	—	26,297
Payment of debt issuance cost	(9,208)	1,185	—	(8,023)
Proceeds from initial public offering, net of underwriters' discounts and expenses of offering	203,467	—	—	203,467
Cash from proceeds of initial public offering distributed to Höegh LNG	(43,467)	—	—	(43,467)
Cash distributions to owners	(4,826)	—	—	(4,826)
Cash settlement of derivative financial instruments	(1,100)	—	—	(1,100)
(Increase) decrease in restricted cash	(15,184)	—	—	(15,184)
Net cash provided by (used in) financing activities	293,407	1,185	—	294,592

Increase (decrease) in cash and cash equivalents	30,369	—	—	30,369
Effect of exchange rate changes on cash and cash equivalents	—	—	—	—
Cash and cash equivalents, beginning of period	108	—	—	108
Cash and cash equivalents, end of period	$30,477	—	—	$30,477

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statement of income:

	Year ended December 31, 2013
		Adjustments
(in thousands of U.S. dollars)	As reported	VAT, WHT and other	Indirect adjustments	As restated
REVENUES
Time charter revenues	$—	—	—	$—
Construction contract revenues	50,362	700	—	51,062
Other revenue	511	—	—	511
Total revenues	50,873	700	—	51,573
OPERATING EXPENSES
Construction contract expenses	(43,272)	(686)	—	(43,958)
Administrative expenses	(8,043)	—	—	(8,043)
Depreciation and amortization	(8)	—	—	(8)
Total operating expenses	(51,323)	(686)	—	(52,009)
Equity in earnings (losses) of joint ventures	40,228	—	—	40,228
Operating income	39,778	14	—	39,792
FINANCIAL INCOME (EXPENSES), NET
Interest income	2,122	—	—	2,122
Interest expense	(352)	—	—	(352)
Other items, net	(1,021)	(75)	—	(1,096)
Total financial income (expense), net	749	(75)	—	674
Income (loss) before tax	40,527	(61)	—	40,466
Income tax expense	—	—	—	—
Net income (loss)	$40,527	(61)	—	$40,466

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statement of comprehensive income:

	Year ended December 31, 2013
		Adjustments
(in thousands of U.S. dollars, except per unit amounts)	As reported	VAT, WHT and other	Indirect adjustments	As restated
Net income	$40,527	(61)	—	$40,466
Unrealized losses on cash flow hedge	—	—	—	—
Income tax benefit	—	—	—	—
Other comprehensive income	—	—	—	—
Comprehensive income (loss)	$40,527	(61)	—	$40,466

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out balance sheet:

	As at December 31, 2013
		Adjustments
	As reported	VAT, WHT and other	Indirect adjustments	As restated
ASSETS
Current assets
Cash and cash equivalents	$108	—	—	$108
Unbilled construction contract income	54,473	701	—	55,174
Other current assets	10,542	—	—	10,542
Total current assets	65,123	701	—	65,824
Long-term assets
Restricted cash	10,700	—	—	10,700
Newbuilding / Vessels, net of accumulated depreciation	122,517	55	—	122,572
Deferred debt issuance cost	6,931	811	—	7,742
Long-term deferred tax asset	64	327	—	391
Other long-term assets	21,395	—		21,395
Total long-term assets	161,607	1,193	—	162,800
Total assets	$226,730	1,894	—	$228,624
LIABILITIES AND EQUITY
Current liabilities
Value added and withholding tax liability	2,987	1,628	—	4,615
Current deferred tax liability	64	327		391
Other current liabilities	216,480	—	—	216,480
Total current liabilities	219,531	1,955	—	221,486
Total long-term liabilities	55,234	—	—	55,234
Total liabilities	274,765	1,955	—	276,720
Total equity	(48,035)	(61)		(48,096)
Total liabilities and equity	$226,730	1,894	—	$228,624

The following table presents the effect of the restatement on the Partnership’s consolidated and combined carve-out statements of cash flows:

	For the year ended December 31, 2013
	As reported	VAT, WHT and other	As restated
OPERATING ACTIVITIES
Net income (loss)	$40,527	$(61)	$40,466
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	8	—	8
Equity in losses (earnings) of joint ventures	(40,228)	—	(40,228)
Changes in accrued interest income on advances to joint ventures and demand note	(1,381)	—	(1,381)
Amortization and write off of deferred debt issuance cost	379	—	379
Changes in accrued interest expense	352	—	352
Other adjustments	(38)	—	(38)
Changes in working capital:
Trade receivables	(58)	—	(58)
Unbilled construction contract income	(50,362)	(700)	(51,062)
Prepaid expenses and other receivables	(530)	—	(530)
Trade payables	(212)	—	(212)
Value added and withholding tax liability	2,987	1,627	4,614
Accrued liabilities and other payables	6,473	—	6,473
Net cash provided by (used in) operating activities	(42,083)	866	(41,217)

INVESTING ACTIVITIES
Expenditure for newbuildings and other equipment	(36,268)	(55)	(36,323)
Receipts from repayment of principal on advances to joint ventures	5,542	—	5,542
Net cash provided by investing activities	$(30,726)	$(55)	$(30,781)

FINANCING ACTIVITIES
Proceeds from amounts due to owners and affiliates	15,207	—	15,207
Proceeds from loans and promissory notes due to owners and affiliates	101,493	—	101,493
Contributions from (distributions to) owner	(35,333)	—	(35,333)
Payment of debt issuance cost	(8,550)	(811)	(9,361)
Net cash provided by (used in) financing activities	72,817	(811)	72,006

Increase (decrease) in cash and cash equivalents	8	—	8
Cash and cash equivalents, beginning of period	100	—	100
Cash and cash equivalents, end of period	$108	$—	$108

The following table presents the effect of the restatement on the Partnership’s previously reported net income (loss) and total equity as of the date and for the periods shown:

	Net Income (loss)			Total Equity
(in thousands of U.S. dollars)	August 12 to December 31, 2014	January 1 to August 12, 2014	Year ended December 31, 2013	As of December 31, 2014	As of December 31, 2013
	(Post-IPO)	(Pre-IPO)	(Pre-IPO)
As previously reported	$13,195	(10,786)	40,527	237,440	$(48,035)
Adjustments:
VAT, WHT and other	75	(1,065)	(61)	(957)	(61)
Indirect adjustments	(15)	(90)	—	(105)	—
As restated	$13,255	(11,941)	40,466	236,378	$(48,096)